UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 4, 2018 (August 29, 2018)

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2018, EQT Corporation (EQT) appointed Jimmi Sue Smith, currently EQT’s Chief Accounting Officer, to become Senior Vice President and Chief Financial Officer of EQT, effective as of, and conditioned upon, the closing of the previously announced separation of EQT’s upstream and midstream businesses (the Separation).  Ms. Smith will replace Robert J. McNally, who will become President and Chief Executive Officer of EQT effective as of the Separation.

In addition, on August 29, 2018, EQT appointed Jeffery C. Mitchell to become EQT’s Principal Accounting Officer, effective as of, and conditioned upon, the closing of the Separation.

Ms. Smith, age 46, has served as EQT’s Chief Accounting Officer since September 2016.   Ms. Smith served as Vice President and Controller of EQT’s midstream and commercial businesses from March 2013 to September 2016 and as Vice President and Controller of the midstream business from January 2013 through March 2013.  Ms. Smith has also served as the Chief Accounting Officer of each of EQT Midstream Services, LLC, the general partner of EQT Midstream Partners, LP and EQT GP Services, LLC, the general partner of EQT GP Holdings, LP, since September 2016, and served as the Chief Accounting Officer of Rice Midstream Management, LLC, the general partner of Rice Midstream Partners, LP, from November 2017 to July 2018.

Mr. Mitchell, age 46, has served as Vice President and Controller of EQT’s production business since March 2015.  Mr. Mitchell served as Corporate Director, Internal Audit of EQT, from March 2013 to March 2015, and as Corporate Director, Internal Audit and Financial Risk of EQT, from October 2011 to March 2013.

Cautionary Statements

Disclosures in this Form 8-K contain certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include the expectations of management transition plans of EQT and EQT’s subsidiaries. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control.

The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” of EQT’s Form 10-K for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs.

Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: September 4, 2018